CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN REPLACED WITH ASTERISKS AND FILED SEPARATELY WITH THE SEC UNDER A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OR RULE 406.

CONFIDENTIAL
AMENDMENT TO SUPPLY AGREEMENT

This Amendment to the Supply Agreement executed May 1, 2009 by and between NVE Corporation, a Minnesota corporation (“NVE” or “Supplier”) and Phonak AG (“Phonak”) is executed by and between NVE and Phonak effective as of the last date of signature.

1. Term
Section 17.1 is hereby replaced in its entirety with the following:

This Agreement shall remain in force until March 31, 2015.

Sections 17.2, 17.2.1, and 17.2.2 are hereby replaced in their entirety with the following:

17.2  Either Party may terminate this Agreement by notice in writing to the other Party if the other Party is in material breach under Sections 14 or 15, provided that the Agreement shall not be so terminated if the Party in default has cured the default within thirty (30) days after the notice is given.

2. Products
Appendix B shall be amended to add the following Supplier part numbers:

**

3. Usage
Section 3 of the Supply Agreement is hereby renamed “FORECAST AND USAGE.”

The following new Sections 3.2, 3.3, and 3.4 are hereby added to the Supply Agreement:

3.2  Phonak shall purchase at least ** of the unit volume of magnetic sensors used in Phonak’s hearing instruments to detect the presence of telephones or other audio devices. Magnetic sensors subject to this requirement shall include the “Easy Phone” feature in Phonak’s hearing instruments.

3.3  Target minimum purchases of ** as a percentage of total purchased Products are as follows:

Period
	12 May 2010 to 31 March 2011	1 April 2011 to 31 March 2012	1 April 2012 to 31 March 2013	1 April 2013 to 31 March 2014	1 April 2014 to 31 March 2015
Target Purchases of ** as a Percentage of Product Purchases	**	**	**	**	**

For the purposes of this Section 3, “Purchases” shall mean Products ordered by Phonak for a particular Period and shipped by Supplier in the Period.

Pricing herein is contingent on a substantial portion of Product purchases for ** over the next few years.

4. Pricing
The following Section 9.4 is hereby added to the Supply Agreement:

9.4  ** pricing as specified in Appendix F shall apply to Products.

Appendix F as follows is hereby incorporated into the Supply Agreement:

Appendix F: Price List

Period
		12 May 2010 to 31 March 2011	1 April 2011 to 31 March 2012	1 April 2012 to 31 March 2013	1 April 2013 to 31 March 2014	1 April 2014 to 31 March 2015
Volume (1 April to 31 March)	**	**	**	**	**	**
	**	**	**	**	**	**
	**	**	**	**	**	**
	**	**	**	**	**	**
	**	**	**	**	**	**

IN WITNESS WHEREOF, the parties hereto have executed this Amendment through the signatures of their duly authorized representatives.

For PHONAK AG:	For NVE:

By: /s/ HANS MEHL	By: /s/ DANIEL BAKER
[Printed Name] Hans Mehl	Daniel Baker
[Title] Group Vice President Operation	President and CEO

Place: Stäfa	Place: Eden Prairie, MN

Date: Jan 12th 2011	Date: December 21, 2010

By: /s/ PAUL SCHURTER
[Printed Name] Paul Schurter
[Title] Director Corporate Procurement

Place: Stäfa

Date: Jan 12th 2011